Exhibit 99.1

NEWS RELEASE

GRUPO ARCOR AND INGREDION ANNOUNCE

JOINT VENTURE IN ARGENTINA, CHILE AND URUGUAY

Joint venture leverages manufacturing expertise, global go-to-market capabilities, and food and beverage industry experience to create and scale innovative ingredient solutions

Buenos Aires, Argentina and Westchester, Ill. (Feb. 12, 2021) - Grupo Arcor, the leading food company of Argentina, and Ingredion Incorporated (NYSE: INGR), a leading global ingredient solutions provider to the food and beverage industry, have signed an agreement to create a joint venture that will leverage the manufacturing expertise of the two companies, the complementary geographic footprints and commercial capabilities to broaden food and beverage ingredient offerings to customers in Argentina, Chile and Uruguay. Arcor and Ingredion will hold a 51% and 49% stake, respectively. The joint venture will have a combined turnover of more than US$ 300 million.

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Arcor will transfer its ingredient operations to the joint venture, which includes one manufacturing facility in Lules (province of Tucumán) and two manufacturing facilities in the Industrial Complex Arroyito (province of Córdoba).

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Ingredion will transfer its Argentina, Chile and Uruguay operations to the joint venture, which includes two manufacturing facilities in the districts of Chacabuco and Baradero (province of Buenos Aires).

The manufacturing facilities produce value-added ingredients, such as glucose syrups, maltose, fructose, starch and maltodextrins that are essential to the food, beverage and pharmaceutical industries.

The joint venture will be managed by a jointly appointed team of executives who will be responsible for integrating the combined operations to market, sell and manufacture ingredients within Argentina, Chile and Uruguay and to further optimize the manufacturing network and support functions to create incremental shareholder value.

“We are pleased to announce our joint venture with Grupo Arcor, a leader and pioneer in the food industry,” said Jorge Elías, president of Ingredion’s South America region. “We share similar values and are passionate about creating a world-class experience and offering ingredient solutions that deliver value for our customers. We look forward to combining Ingredion’s successful go-to-market team with our respective operations to strengthen our future for years to come.”

In turn, Modesto Magadan, Agribusiness General Manager, from Arcor, stated: Our alliance with Ingredion is a major step in the process of growing and consolidating the Group’s ingredients business. In this way, Grupo Arcor strengthens its position as a company that invests and grows in the country on a continuous basis through three business divisions: Consumer Product Goods (Confectionery, Chocolate, Cookies & Crackers, and Food Products), Agribusiness, and Packaging.

The joint venture will operate on a stand-alone basis and upon the closing of the transaction, Arcor will consolidate the business. Ingredion will account for its interest in the joint venture under the equity method of accounting, and hyperinflation accounting will be applied to equity income for Ingredion’s reporting purposes.

The joint venture has been approved by each company’s board of directors and is subject to regulatory approvals and customary closing conditions. Infupa is acting as financial adviser to Arcor and Bruchou as its legal counsel; Finanzas & Gestión is acting as financial adviser to Ingredion and Baker & McKenzie as its legal adviser.

About Ingredion

Ingredion Incorporated (NYSE: INGR) headquartered in the suburbs of Chicago, is a leading global ingredient solutions provider serving customers in more than 120 countries. With 2019 annual net sales of more than US$6 billion, the company turns grains, fruits, vegetables and other plant-based materials into value-added ingredient solutions for the food, beverage, animal nutrition, brewing and industrial markets. With Ingredion Idea Labs® innovation centers located around the world and nearly 12,000 employees, the Company co-creates with customers and fulfills its purpose of bringing the potential of people, nature, and technology together to make life better. Visit ingredion.com for more information and the latest Company news.

About Arcor

Arcor is the leading food company in Argentina, the first global producer of hard candy, and the main confectionery exporter in Argentina, Chile, and Peru. It has more than 40 industrial plants and employs nearly 20,000 collaborators. Arcor has entered into many alliances, like the one between Bagley Latinoamérica and the French group Danone, the Grupo Bimbo partnership in Mexico, the strategic alliance with Coca-Cola for the joint development of new products and the creation of Kamay Ventures, one of main open capital investment funds in Argentina. Grupo Arcor’s daily production volume amounts to 3 million kilograms and its brands are sold in more than 100 countries worldwide. Its annual turnover for 2019 was US$ 2.5 billion.

Ingredion Forward-looking Statement

This release contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ingredion Incorporated (the “Company”) intends these forward-looking statements to be covered by the safe harbor provisions for such statements.

Forward-looking statements include, among others, any statements regarding the Company’s expectations regarding sales and operations of the joint venture, potential savings to be obtained from future optimizations of manufacturing networks or support functions, and the impact of hyperinflation accounting on future periods and any assumptions, expectations or beliefs underlying the foregoing. These statements can sometimes be identified by the use of forward looking words such as “may,” “will,” “should,” “anticipate,” “assume,” “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “continue,” “pro forma,” “forecast,” “outlook,” “propels,” “opportunities,” “potential,” “provisional,” or other similar expressions or the negative thereof. All statements other than statements of historical facts in this release or referred to in this release are “forward-looking statements.”

These statements are based on current circumstances or expectations, but are subject to certain inherent risks and uncertainties, many of which are difficult to predict and are beyond our control. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, investors are cautioned that no assurance can be given that our expectations will prove correct.

Actual results and developments may differ materially from the expectations expressed in or implied by our forward looking statements as a result of the following risks and uncertainties, among others: the continuing impacts of COVID-19; changing consumption preferences and perceptions, including those relating to high fructose corn syrup; the effects of global economic conditions and the general political, economic, business, and market conditions that affect customers and consumers in the various geographic regions and countries in which we buy our raw materials or manufacture or sell our products, including, particularly, economic, currency and political conditions in South America and economic and political conditions in Europe, and the impact these factors may have on our sales volumes, the pricing of our products, our access to credit markets and our ability to collect our receivables from customers; adverse changes in investment returns earned on our pension assets; future financial performance of major industries which we serve and from which we derive a significant portion of our sales, including the food, beverage, animal nutrition, and brewing industries; the uncertainty of acceptance of products developed through genetic modification and biotechnology; our ability to develop or acquire new products and services at rates or of qualities sufficient to meet expectations; changes in U.S. and foreign government policy, laws or regulations and costs of legal compliance; increased competitive and/or customer pressure in the corn-refining industry and related industries, including with respect to the markets and prices for our primary products and our co-products, particularly corn oil; the availability of raw materials, including potato starch, tapioca, gum Arabic and the specific varieties of corn upon which some of our products are based, and our ability to pass on potential increases in the cost of corn or other raw materials to customers; raw material and energy costs and availability; our ability to contain costs, achieve budgets and to realize expected synergies, including with respect to our ability to complete planned maintenance and investment projects on time and on budget, and to achieve expected savings under our Cost Smart program as well as with respect to freight and shipping costs; the impact of financial and capital markets on our borrowing costs, including as a result of foreign currency fluctuations, fluctuations in interest and exchange rates and market volatility and the associated risks of hedging against such fluctuations; the potential effects of climate change; our ability to successfully identify and complete acquisitions or strategic alliances on favorable terms as well as our ability to successfully integrate acquired businesses or implement and maintain strategic alliances and achieve anticipated synergies with respect to all of the foregoing; operating difficulties at our manufacturing plants or with respect to boiler reliability; risks related to product safety and quality and compliance with environmental, health and safety, and food safety laws and regulations; economic, political and other risks inherent in operating in foreign countries with foreign currencies and shipping products between countries, including with respect to tariffs, quotas and duties; interruptions, security breaches or failures that might affect our information technology systems, processes and sites; our ability to maintain satisfactory labor relations; the impact that weather, natural disasters, war or similar acts of hostility, acts and threats of terrorism, the outbreak or continuation of pandemics such as COVID-19 and other significant events could have on our business; the potential recognition of impairment charges on goodwill or long-lived assets; changes in our tax rates or exposure to additional income tax liabilities; and our ability to raise funds at reasonable rates to grow and expand our operations.

Our forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement as a result of new information or future events or developments. If we do update or correct one or more of these statements, investors and others should not conclude that we will make additional updates or corrections.

For a further description of these and other risks, see “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2019 and our subsequent reports on Form 10-Q and Form 8-K.

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Arcor’s Press contact - LAWSON MILENIUM GROUP

Ricardo Sarmiento | ricardo.sarmiento@milenium.group| 11 5471 1372

Noelia Gastañaga | ngastanaga@lawson.milenium.group | 0351 208 9296

@arcorprensa_ar

Newsroom: https://www.arcor.com/ar/sala-de-prensa

Arcor Investor Relations

arcorgroupir@arcor.com

Ingredion’s Agency Press contact – MUCHNIK

Laura Muchnik | lmuchnik@muchnik.co | 11 4475 4551

Florencia Ranieri | franieri@muchnik.co | 11 5123 5228

Ingredion Investor Relations

Tiffany Willis, 708-551-2592, tiffany.willis@ingredion.com

Ingredion Corporate Communications

Becca Hary, 708, 551-2602, becca.hary@ingredion.com

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